Trustmark

Banking and Financial Solutions

Gulf South Bank Conference

May 4, 2015


TRMK Corporate Office

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Corporation Profile

($ in thousands, except per share data)	Year Ended 2013	Year Ended 2014	Q1-15
Earnings			
Earnings Per Share	$ 1.75	$ 1.83	$ 0.43
Dividends Per Share	$ 0.92	$ 0.92	$ 0.23
Net Income	$ 117,060	$ 123,562	$ 29,148
Earnings Ratios:			
Return on Avg Tangible Equity	13.09%	12.97%	11.86%
Return on Avg Equity	8.75%	8.83%	8.23%
Return on Avg Assets	1.02%	1.03%	0.97%
Capital Ratios:			
Tangible Equity to Tangible Assets	8.26%	8.62%	8.91%
Tier 1 Risk Based Capital	12.97%	13.47%	13.83%
Total Risk Based Capital	14.18%	14.56%	14.92%



Trustmark

Photo courtesy of "Jackson, Photographs by Ken Murphy" © 2014

- ✓ Consistent, solid financial performance
- ✓ Results reflect successful implementation of our Strategic Initiatives:
  - ➢ Revenue Generation
  - ➢ Process Improvement
  - ➢ Credit Quality
  - ➢ Regulatory Reform & Compliance
  - ➢ Mergers & Acquisitions



TRMK Corporate Office

People you trust.
Advice that works.

Source: Company reports

Trustmark
Banking and Financial Solutions

Financial Results – 1st Quarter 2015

Another quarter of solid financial results; Q1-15 EPS of $0.43 – up 2.4% from Q4-14

	At March 31, 2015
Total Assets	$12.2 billion
Total Loans (HFI & Acquired)	$6.9 billion
Total Deposits	$9.9 billion
Banking Centers	202

($ in millions, except per share amounts)

	Q1-14	Q4-14(1)	Q1-15(1)
Net Income	$29.0	$28.1	$29.1
EPS – Diluted	$0.43	$0.42	$0.43
Dividends / Share	$0.23	$0.23	$0.23
ROATE	12.93%	11.40%	11.86%
ROA	0.99%	0.92%	0.97%
Tangible Equity / Tangible Assets	8.31%	8.62%	8.91%
Total Risk-Based Capital Ratio	14.34%	14.56%	14.92%



TRUSTMARK CORPORATION
125 YEARS OF DEDICATION,
COMMITMENT, SUPPORT,
GROWTH AND STABILITY.
Trustmark
NASDAQ
JVC JVC

Source: Company reports
(1) Reflects Durbin-related pre-tax reduction, effective July 1, 2014, in interchange income of approximately $2.5 million a quarter in 2014 and $2.7 million a quarter in 2015

Trustmark
Banking and Financial Solutions

Assessment of Strategic Initiatives

Executing our Strategic Plan – 1st Quarter 2015

Revenue Generation

- ✓ Loan Growth: building traction in higher loan-growth markets: Alabama, Texas and Tennessee
- ✓ Insurance: revenue totaled $8.6 million, up 10.0% and 6.4% from the prior quarter and year, respectively
- ✓ Wealth Management: revenue totaled $8.0 million
- ✓ Mortgage: revenue totaled $9.0 million, an increase of 51.5% from the prior quarter and 31.3% from the comparable period one year earlier
- ✓ Deposits: #1 deposit market share rank in MS; Top 3 and Top 4 position in 65% and 75%, respectively, of markets served
- ✓ Customer Experience: continued investment to improve customer experience – introduction of new consumer mobile banking service during second quarter
- ✓ Other: strengthened presence in Greater Birmingham area with additional commercial lending and real estate professionals

Process Improvement

- ✓ Noninterest Expense: totaled $99.2 million, down 5.0% from the prior quarter
- ✓ Efficiency Ratio: improved to 66.46%
- ✓ Market Optimization: continued realignment of branch network – consolidated 28 offices, inclusive of pending closures, and opened 5 offices in attractive markets since 2012
- ✓ Leverage Investments in Infrastructure and Processes:
  - ➢ Financial reporting and planning systems that augment granular data capture and analytic processes
  - ➢ Dedicated group tasked with performance measurement
  - ➢ Fraud detection systems
- ✓ Infrastructure capable of supporting significant growth

Source: Company reports

Assessment of Strategic Initiatives (cont.)

Executing our Strategic Plan – 1st Quarter 2015

Credit Quality

- ✓ Performance of acquired loan portfolio continued to exceed expectations
- ✓ Continued improvement in classified and criticized loan balances
- ✓ Other real estate declined 2.5% linked quarter and 19.2% year-over-year
- ✓ Net charge-offs were negligible and represented less than one basis point of average loans

Regulatory Reform & Compliance

- ✓ Continued to review and evaluate regulatory proposals, while monitoring internal processes and implementing regulatory changes as necessary
- ✓ Leveraged investments in compliance: Dodd Frank Act Stress Test (DFAST), Enterprise Risk Management (ERM), Model Validation and Bank Secrecy Act /Anti-Money Laundering (BSA/AML)
- ✓ Submitted formal DFAST submission on March 31, 2015

Mergers & Acquisitions

- ✓ Ongoing comprehensive review to identify and prioritize potential bank acquisition targets in the Southeast
- ✓ Continued to exercise discipline and reviewed acquisition opportunities

Source: Company reports

Legacy Loan Portfolio

Building traction in higher loan-growth markets

- ✓ Loans held for investment ("HFI") decreased $35.6 million to $6.4 billion from the prior quarter; year-over-year, loans HFI increased $490.1 million
- ✓ Total loans (HFI & Acquired) decreased $86.6 million from the prior quarter and increased $242.2 million from the prior year
- ✓ Trustmark had total energy sector exposure of $429 million with outstanding balances of $195 million at March 31, 2015; Trustmark has no loan exposure where the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves

Loans HFI Dollar Growth by Type

($ in millions)

Type	Balance	Linked Quarter	Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 692	$ 72	$ 99
Secured by 1-4 family residential prop.	1,614	(20)	80
Secured by nonfarm, nonresidential prop.	1,517	(36)	55
Other real estate secured	233	(20)	40
Commercial and industrial loans	1,229	(42)	21
Consumer loans	162	(6)	1
State and other political subdivision loans	614	12	121
Other loans	353	6	72
Loans HFI	$ 6,414	$ (36)	$ 490

Loans HFI

($ in millions)



$5,924
$6,187
$6,334
$6,449
$6,414
Dollar Change:
$263
$147
$115
($36) (1)
Q1-14
Q2-14
Q3-14
Q4-14
Q1-15

Loans HFI Dollar Growth by Region (Y-o-Y)

($ in millions)



$239
$25
$67
$44
$115
AL
FL
MS (2)
TN (3)
TX

Source: Company reports
(1) Linked quarter difference does not foot due to rounding
(2) Mississippi includes Central and Southern Mississippi Regions
(3) Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

Trustmark Banking and Financial Solutions

Acquired Loan Portfolio

Performance of acquired loans

- ✓ Acquired loan yield in the first quarter totaled 11.62% and included recoveries from settlement of debt of $3.9 million, which represented approximately 2.99% of the total yield on acquired loans
- ✓ We expect the yield on acquired loans (excl. recoveries) for the second quarter to be in the 6.5% - 7.5% range, reflecting our most recent re-estimation of cash flows
- ✓ Based upon most recent cash flow analyses, we anticipate acquired loan balances (excl. any settlement of debt) to decline approximately $50 million during the second quarter

Interest Income & Impairment – Acquired Loans

($ in thousands)	Q1-14	Q2-14	Q3-14	Q4-14	Q1-15
Acq. loan accretion / int.	$ 12,975	$ 14,310	$ 14,462	$ 11,509	$ 11,195
Acq. recoveries	3,811	8,940	8,738	1,991	3,883
Interest income on acq. loans	$ 16,786	$ 23,250	$ 23,200	$ 13,500	$ 15,078
Provision for acq. loan losses	$ 63	$ 3,784	$ 1,145	$ 1,179	$ 347
Net acq. loan contribution[1]	$ 16,723	$ 19,466	$ 22,055	$ 12,321	$ 14,731
Acq. loan yield	6.70%	8.25%	9.34%	8.00%	8.63%
Acq. loan recoveries yield	1.97%	5.15%	5.64%	1.38%	2.99%
Total yield on acq. loans	8.67%	13.40%	14.98%	9.38%	11.62%

(1) Net interest income on acquired loans - Provision for acquired loan losses

Acquired Loans

($ in millions)



$746
$647
$592
$549
$498
Dollar Change:
($99)
($55)
($43)
($51)
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Source: Company reports

Accretable Yield

($ in millions)



$105
$93
$83
$77
$70
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Trustmark
Banking and Financial Solutions

Credit Risk Management

Solid credit quality continues

- ✓ Nonperforming assets declined 2.7% million from the prior quarter and 4.8% million from the prior year
  - ➢ Other real estate decreased 2.5% from the prior quarter and 19.2% from the prior year
- ✓ Net charge-offs for the quarter were negligible and represented less than one basis point of average loans in the first quarter
- ✓ Classified loans decreased 4.7%, while criticized loan balances decreased 8.9% relative to the prior quarter
  - ➢ Relative to the prior year, classified loan balances decreased 13.8%, while criticized loan balances declined 21.3%
- ✓ Allowance for loan losses represented 205.52% of nonperforming loans, excluding impaired loans

Other Real Estate

($ in millions)



$112
$107
$97
$93
$90
Dollar Change:
($5)
($10)
($4)
($3)
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

ALL / Nonperforming Loans (excl. Impaired Loans)



180.86%
159.71%
178.81%
180.95%
205.52%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Source: Company reports
Note: Credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement

Trustmark
Banking and Financial Solutions

Attractive, Low-Cost Deposit Base

Well diversified deposit base serves as an excellent, low-cost source of funds

- ✓ Average deposits in the first quarter totaled $9.8 billion, up $234.5 million from the prior quarter
- ✓ Noninterest-bearing represented 28.1% of average deposits in the first quarter
- ✓ Cost of deposits continued to decline

Deposit Mix – Average Balance

($ in millions)



$9,952
$9,901
$9,696
$9,533
$9,768
26%
27%
29%
29%
28%
74%
73%
71%
71%
72%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15
Interest-bearing
Noninterest-bearing

Cost of Deposits	0.18%	0.16%	0.15%	0.14%	0.13%

Deposit Mix by Type – Q1-15 Ending Balance

($ in millions)



Time Deposits $1,899
19%
Nonint.-Bearing DDA $2,937
30%
Savings $696
7%
MMDA $1,517
15%
Interest Checking $2,858
29%

Total Deposits at March 31, 2015 – $9,907

Source: Company reports

Trustmark Banking and Financial Solutions

Income Statement Highlights – Revenue

Revenue remained relatively stable at approximately $140 million, reflecting Trustmark's diversified business model

Net Interest Income – FTE

($ in millions)



$99
$17
$82
$109
$23
$86
$110
$23
$87
$103
$14
$89
$101
$15
$86
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15
Net Interest Income (excl. Acq. Loans)
Net Interest Income on Acq. Loans

Net Interest Margin



3.92%
3.52%
4.21%
3.55%
4.14%
3.47%
3.86%
3.54%
3.88%
3.47%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14(1)
Q1 - 15
NIM
NIM (excl. acquired loans)

Noninterest Income

($ in millions)



$44
$44
$43
$42
$42
Q1 - 14
Q2 - 14
Q3 - 14(2)
Q4 - 14(2)
Q1 - 15(2)

Noninterest Income Mix – Q1-15

($ in millions)



Mortgage banking, net $9
Other, net ($1)
Service charges on deposit accounts $11
Insurance commissions $8
Wealth management $8
Bank card and other fees $7
21%
(1%)
26%
19%
19%
16%

Source: Company reports
(1) Net interest margin, excluding acquired loans and yield maintenance payments, totaled 3.46%
(2) Reflects Durbin-related reduction in interchange income of approximately $2.5 million a quarter in 2014 and $2.7 million a quarter in 2015

Trustmark
Banking and Financial Solutions

Income Statement Highlights – Noninterest Expense

Noninterest expense totaled $99.2 million, down 5.0% from the prior quarter

- ✓ Excluding ORE and intangible amortization of $3.1 million, noninterest expense in the first quarter totaled $96.1 million, a decrease of $3.0 million from the prior quarter
- ✓ Salaries and benefits totaled $57.2 million in the first quarter, unchanged from the prior quarter and up 0.8% from the prior year
- ✓ ORE and foreclosure expense decreased $2.1 million during the quarter, while net occupancy-premises expense declined $441 thousand
- ✓ Continued realignment of branch network – consolidated one banking center and announced the consolidation of five banking offices that will be completed during the second quarter of 2015
  - ➢ Since 2012, Trustmark will have closed 28 banking offices, inclusive of pending closures, and has reallocated a portion of those resources into attractive markets, including Birmingham and Montgomery, Alabama; Jackson, Mississippi; Memphis, Tennessee; and Houston, Texas
- ✓ Efficiency ratio improved 270 bps to 66.46% for the first quarter

Noninterest Expense

($ in millions)



$102
$6
$96
$103
$6
$97
$100
$3
$97
$104
$5
$99
$99
$3
$96
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15
Noninterest Expense (excl. ORE and Intangible Amortization)
ORE/Intangible Amortization

Source: Company reports

Trustmark Banking and Financial Solutions

Capital Management

Solid capital position reflects consistent profitability of our diversified financial services businesses

- ✓ Tangible equity to tangible assets ratio was 8.91%, while the total risk-based capital ratio was 14.92% in the first quarter
- ✓ Solid capital base provides the opportunity to support organic loan growth in an improving economy and enhance long-term shareholder value

Tangible Equity/Tangible Assets



8.31%
8.51%
8.67%
8.62%
8.91%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Tier 1 Common Risk-based Capital Ratio



12.37%
12.61%
12.74%
12.75%
13.14%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Total Risk-based Capital Ratio



14.34%
14.54%
14.70%
14.56%
14.92%
Q1 - 14
Q2 - 14
Q3 - 14
Q4 - 14
Q1 - 15

Source: Company reports

Trustmark
Banking and Financial Solutions

Strategic Priorities to Enhance Shareholder Value

✓ Profitable revenue generation

- Create and expand customer relationships
- Loan growth
- Noninterest income – deposit services, wealth management, insurance
- Business development and cross-selling

✓ Process improvement and expense management

- Performance Measurement
- Market Optimization
- Capital and Expense Management

✓ Leverage existing infrastructure investments

- Enterprise-wide analytics system
- Network operations center
- Cybersecurity and fraud detection system

✓ Credit quality

- Maintain disciplined underwriting and pricing
- Resolution of existing problem assets

✓ Effective risk management

- Ensure regulatory compliance
- Create value-added proposition, while managing businesses more effectively

✓ Mergers and acquisitions

- In-market consolidation
- Expand to additional attractive markets
- Patience and discipline

Trustmark
Banking and Financial Solutions

Supplemental Information


Jackson

Mississippi


Trustmark
EXPRESS 24-Hour ATM
Trustmark

- $6.9 billion in deposits+; 117 offices
- #1 Deposit Market share in State
- Key Focus - maintain dominate market share; enhance "share of wallet" through business development and referral programs
- Major Industries/Economic Drivers – automotive *(Nissan, Toyota, Yokohamo Tires)*, healthcare *(University Medical Center)*, aerospace *(Stennis Space Center)*, agriculture/timber, government, education, shipbuilding *(Ingalls Shipbuilding)*
- M&A within Market
  - SOUTHBank – Oxford branch purchase - 2013
  - FDIC Heritage Banking Group - Carthage - 2011
  - Chandler Sampson Insurance Agency - 2002
  - Bottrell Insurance Agency - 1999

Market (Top 10 Deposits)	2015 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Jackson MSA	578,295	$3,984	32.40%	46
Hattiesburg MSA	150,038	$351	13.50%	9
Tupelo MSA	141,180	$228	9.37%	5
Vicksburg MSA	57,183	$220	22.56%	5
Brookhaven MSA	34,731	$212	35.51%	4
Meridian MSA	106,616	$207	13.81%	5
Laurel MSA	85,817	$198	14.61%	4
Corinth MSA	37,401	$189	30.39%	4
Columbus MSA	60,116	$174	17.46%	3
McComb MSA	52,551	$149	18.81%	4

+ As of 03/31/2015 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Alabama

- $1.4 billion in deposits[+]; 40 offices
- Key Focus – corporate and real estate banking, mortgage banking, municipal finance, wealth management and retail banking
- Major Industries/Economic Drivers – automotive *(Mercedes, Honda, Hyundai – Kia)*, aerospace *(Airbus, ST Aerospace)*, steel *(ThyssenKrupp)*, military *(Maxwell Air Force Base)*, shipbuilding *(Austal USA, Maritime)*

M&A within Market

- BancTrust - 2013


Mobile


Trustmark
Trustmark

Market	2015 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Mobile Market				
Mobile MSA	414,671	$ 301	4.81%	7
Daphne-Fairhope MSA	202,175	$ 65	1.84%	4
Central and South Alabama (Top 5 Deposits)				
Montgomery MSA	371,002	$ 256	3.41%	8
Selma MSA	41,068	$ 124	26.07%	3
Brewton-Escambia County	37,817	$ 123	21.12%	3
Monroeville-Monroe County	21,763	$ 114	33.79%	2
Greenville - Butler County	19,995	$ 95	34.20%	3

+ As of 03/31/2015 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark
Banking and Financial Solutions

Florida Panhandle

- $584 million in deposits[+]
- <u>Key Focus</u> – resolution of acquired problem loan portfolio; mortgage banking; residential construction, treasury management services and private banking
- <u>Major Industries/Economic Drivers</u> – Tourism, leisure and hospitality, military, aerospace and medical
- <u>M&A within Market</u>
  - BankTrust - 2013
  - Bay Bank - 2012
  - Fisher Brown Insurance - 2004
  - Emerald Coast branch purchase - 2003


Trustmark
Bank


Destin

Market	2015 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Bay County	177,118	$358	13.18%	9
Walton County	61,903	$163	17.30%	5
Okaloosa County	198,858	$93	2.80%	3
Total	**437,879**	**$614**	**8.81%**	**17**

+ As of 03/31/2015 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Houston MSA

- $443 million in deposits+
- Key Focus – corporate, residential and commercial real estate, healthcare, energy related businesses
- Major Industries/Economic Drivers - 25 Fortune 500 companies, headquartered in Houston; energy, construction, trade and manufacturing
- M&A Entry into Market
  - Republic Bancshares - 2006
  - Allied Houston branch purchase - 2004


Houston
Houston


Trustmark Bank

Market	2015 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,467,776	$458	0.21%	13

+ As of 03/31/2015 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark
Banking and Financial Solutions

Memphis MSA

- $689 million in deposits+
- Key Focus – corporate and real estate banking; relocation of regional HQ to central business district
- Major Industries/Economic Drivers – transportation, distribution and healthcare; major firms headquartered here are:
  - Fed Ex
  - International Paper
  - AutoZone
  - St. Jude Research Hospital
  - LeBonheur Healthcare
- M&A within Market
  - Nashoba Bancshares - 2001
  - Peoples Bank - 2001
  - Somerville Bank & Trust - 2001


Trustmark


Memphis

Market	2015 Population	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,346,775	$688	2.90%	21

+ As of 03/31/2015 Source: TRMK Reports ++ As of 6/30/2014 Source: SNL Financial and Nielsen

Trustmark Banking and Financial Solutions

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com